EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports First Quarter 2021 Financial Results and Declares Dividend

HONOLULU, Hawaii April 23, 2021--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended March 31, 2021.

“We had a good first quarter as our teams continued supporting local businesses by originating $459 million of PPP loans. We also experienced strong deposit growth and maintained excellent credit quality,” said Bob Harrison, Chairman, President and CEO. “We are optimistic about the local economy, as the state’s vaccine rollout is well underway and we are seeing a steady increase in visitor arrivals, all positive signs for Hawaii’s economy.”

On April 21, 2021 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on June 4, 2021 to stockholders of record at the close of business on May 24, 2021.

First Quarter 2021 Highlights:

●	Net income of $57.7 million, or $0.44 per diluted share
●	Total loans and leases increased $21.2 million versus prior quarter
●	Total deposits increased $906.0 million, or 4.7%, versus prior quarter
●	Did not record a provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share
●	Repurchased $9.5 million of stock under share repurchase program

Balance Sheet

Total assets were $23.5 billion as of March 31, 2021, compared to $22.7 billion as of December 31, 2020.

Gross loans and leases were $13.3 billion as of March 31, 2021, unchanged from $13.3 billion as of December 31, 2020.

Total deposits were $20.1 billion as of March 31, 2021, an increase of $906.0 million, or 4.7%, from $19.2 billion as of December 31, 2020.

Net Interest Income

Net interest income for the first quarter of 2021 was $129.2 million, a decrease of $6.1 million, or 4.5%, compared to $135.2 million for the prior quarter.

The NIM was 2.55% in the first quarter of 2021, a decrease of 16 basis points compared to 2.71% in the fourth quarter of 2020.

Provision Expense

During the quarter ended March 31, 2021, the Bank did not record a provision for credit losses. In the quarter ended December 31, 2020, the total provision for credit losses was $20.0 million.

Noninterest Income

Noninterest income was $43.9 million in the first quarter of 2021, a decrease of $9.7 million compared to noninterest income of $53.6 million in the fourth quarter of 2020.

Noninterest Expense

Noninterest expense was $96.3 million in the first quarter of 2021, an increase of $8.2 million compared to noninterest expense of $88.1 million in the fourth quarter of 2020.

The efficiency ratio was 55.5% and 46.6% for the quarters ended March 31, 2021 and December 31, 2020, respectively.

Taxes

The effective tax rate was 24.8% for the quarter ended March 31, 2021 and 23.5% for the quarter ended December 31, 2020.

Asset Quality

The allowance for credit losses was $200.4 million, or 1.51% of total loans and leases, as of March 31, 2021, compared to $208.5 million, or 1.57% of total loans and leases, as of December 31, 2020. The reserve for unfunded commitments was $34.1 million as of March 31, 2021 compared to $30.6 million as of December 31, 2020. Net charge-offs were $4.6 million, or 0.14% of average loans and leases on an annualized basis for the quarter ended March 31, 2021, compared to net charge-offs of $1.4 million, or 0.04% of average loans and leases on an annualized basis for the quarter ended December 31, 2020. Total non-performing assets were $9.1 million, or 0.07% of total loans and leases and other real estate owned, at both March 31, 2021 and December 31, 2020.

Capital

Total stockholders’ equity was $2.7 billion at both March 31, 2021 and December 31, 2020.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.90%, 12.82% and 14.07%, respectively, at March 31, 2021, compared with 8.00%, 12.47% and 13.73%, respectively, at December 31, 2020.

The Company repurchased 0.3 million shares of common stock at a total cost of $9.5 million under the stock repurchase program in the first quarter. The average cost was $28.70 per share repurchased. Remaining buyback authority under the stock repurchase program was $65.5 million at March 31, 2021.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 4277629. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on April 30, 2021. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 4277629.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2020.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 12 and 13 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights			Table 1
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2021	2020	2020
Operating Results:
Net interest income	$129,158	$135,227	$138,683
Provision for credit losses	—	20,000	41,200
Noninterest income	43,868	53,598	49,228
Noninterest expense	96,306	88,127	96,466
Net income	57,693	61,739	38,865
Basic earnings per share	0.44	0.48	0.30
Diluted earnings per share	0.44	0.47	0.30
Dividends declared per share	0.26	0.26	0.26
Dividend payout ratio	59.09%	55.32%	86.67%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$129,158	$135,227	$138,683
Core noninterest income	43,868	58,438	49,143
Core noninterest expense	96,306	88,127	96,466
Core net income	57,693	65,288	38,803
Core basic earnings per share	0.44	0.50	0.30
Core diluted earnings per share	0.44	0.50	0.30
Performance Ratio(1):
Net interest margin	2.55%	2.71%	3.12%
Core net interest margin (non-GAAP)	2.55%	2.71%	3.12%
Efficiency ratio	55.53%	46.59%	51.33%
Core efficiency ratio (non-GAAP)	55.53%	45.43%	51.35%
Return on average total assets	1.02%	1.09%	0.77%
Core return on average total assets (non-GAAP)	1.02%	1.16%	0.77%
Return on average tangible assets (non-GAAP)	1.07%	1.14%	0.81%
Core return on average tangible assets (non-GAAP)(2)	1.07%	1.21%	0.81%
Return on average total stockholders' equity	8.58%	8.99%	5.87%
Core return on average total stockholders' equity (non-GAAP)	8.58%	9.51%	5.87%
Return on average tangible stockholders' equity (non-GAAP)	13.51%	14.14%	9.39%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	13.51%	14.95%	9.37%
Average Balances:
Average loans and leases	$13,242,270	$13,366,980	$13,191,426
Average earning assets	20,476,149	19,977,933	17,814,189
Average assets	22,944,699	22,468,040	20,313,304
Average deposits	19,503,067	19,020,800	16,543,305
Average stockholders' equity	2,727,701	2,732,271	2,660,811
Market Value Per Share:
Closing	27.37	23.58	16.53
High	30.80	23.90	31.25
Low	23.14	14.16	15.42

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2021	2020	2020
Balance Sheet Data:
Loans and leases	$13,300,289	$13,279,097	$13,380,270
Total assets	23,497,596	22,662,831	20,755,891
Total deposits	20,133,681	19,227,723	17,020,002
Short-term borrowings	—	—	400,000
Long-term borrowings	200,010	200,010	200,019
Total stockholders' equity	2,683,630	2,744,104	2,664,685

Per Share of Common Stock:
Book value	$20.68	$21.12	$20.52
Tangible book value (non-GAAP)(4)	13.01	13.46	12.86

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.07%	0.07%	0.05%
Allowance for credit losses for loans and leases / total loans and leases	1.51%	1.57%	1.24%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.82%	12.47%	11.65%
Tier 1 Capital Ratio	12.82%	12.47%	11.65%
Total Capital Ratio	14.07%	13.73%	12.90%
Tier 1 Leverage Ratio	7.90%	8.00%	8.63%
Total stockholders' equity to total assets	11.42%	12.11%	12.84%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.50%	8.07%	8.45%

Non-Financial Data:
Number of branches	54	54	58
Number of ATMs	297	297	304
Number of Full-Time Equivalent Employees	2,090	2,103	2,103

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three months ended March 31, 2021, December 31, 2020 and March 31, 2020.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 12, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 12, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 12, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2021	2020	2020
Interest income
Loans and lease financing	$110,939	$118,314	$134,971
Available-for-sale securities	23,146	22,752	21,210
Other	491	615	2,351
Total interest income	134,576	141,681	158,532
Interest expense
Deposits	4,056	5,061	15,600
Short-term and long-term borrowings	1,362	1,393	4,249
Total interest expense	5,418	6,454	19,849
Net interest income	129,158	135,227	138,683
Provision for credit losses	—	20,000	41,200
Net interest income after provision for credit losses	129,158	115,227	97,483
Noninterest income
Service charges on deposit accounts	6,718	6,769	8,950
Credit and debit card fees	14,551	15,583	14,949
Other service charges and fees	8,846	8,404	8,539
Trust and investment services income	8,492	8,733	9,591
Bank-owned life insurance	2,389	4,159	2,260
Investment securities (losses) gains, net	—	(12)	85
Other	2,872	9,962	4,854
Total noninterest income	43,868	53,598	49,228
Noninterest expense
Salaries and employee benefits	43,936	42,687	44,829
Contracted services and professional fees	17,188	13,940	16,055
Occupancy	7,170	7,355	7,243
Equipment	5,491	5,225	4,708
Regulatory assessment and fees	2,034	2,168	1,946
Advertising and marketing	1,591	1,096	1,823
Card rewards program	4,835	4,890	7,015
Other	14,061	10,766	12,847
Total noninterest expense	96,306	88,127	96,466
Income before provision for income taxes	76,720	80,698	50,245
Provision for income taxes	19,027	18,959	11,380
Net income	$57,693	$61,739	$38,865
Basic earnings per share	$0.44	$0.48	$0.30
Diluted earnings per share	$0.44	$0.47	$0.30
Basic weighted-average outstanding shares	129,933,104	129,912,104	129,895,706
Diluted weighted-average outstanding shares	130,589,878	130,314,381	130,351,585

Consolidated Balance Sheets	Table 3
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Assets
Cash and due from banks	$278,994	$303,373	$353,908
Interest-bearing deposits in other banks	983,816	737,571	698,924
Investment securities, at fair value (amortized cost: $6,708,431 as of March 31, 2021, $5,985,031 as of December 31, 2020 and $4,014,397 as of March 31, 2020)	6,692,479	6,071,415	4,058,457
Loans held for sale	9,390	11,579	8,180
Loans and leases	13,300,289	13,279,097	13,380,270
Less: allowance for credit losses	200,366	208,454	166,013
Net loans and leases	13,099,923	13,070,643	13,214,257

Premises and equipment, net	319,949	322,401	321,254
Other real estate owned and repossessed personal property	—	—	238
Accrued interest receivable	69,879	69,626	43,552
Bank-owned life insurance	468,927	466,537	455,226
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	10,869	10,731	11,979
Other assets	567,878	603,463	594,424
Total assets	$23,497,596	$22,662,831	$20,755,891
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$11,958,606	$11,705,609	$11,274,463
Noninterest-bearing	8,175,075	7,522,114	5,745,539
Total deposits	20,133,681	19,227,723	17,020,002
Short-term borrowings	—	—	400,000
Long-term borrowings	200,010	200,010	200,019
Retirement benefits payable	143,736	143,373	138,396
Other liabilities	336,539	347,621	332,789
Total liabilities	20,813,966	19,918,727	18,091,206

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,455,180 / 129,749,890 shares as of March 31, 2021, issued/outstanding: 140,191,133 / 129,912,272 shares as of December 31, 2020 and issued/outstanding: 140,092,172 / 129,827,968 shares as of March 31, 2020)	1,405	1,402	1,401
Additional paid-in capital	2,517,048	2,514,014	2,506,477
Retained earnings	497,418	473,974	429,323
Accumulated other comprehensive (loss) income, net	(43,435)	31,604	4,129
Treasury stock (10,705,290 shares as of March 31, 2021, 10,278,861 shares as of December 31, 2020 and 10,264,204 shares as of March 31, 2020)	(288,806)	(276,890)	(276,645)
Total stockholders' equity	2,683,630	2,744,104	2,664,685
Total liabilities and stockholders' equity	$23,497,596	$22,662,831	$20,755,891

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2021			December 31, 2020			March 31, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$938.7	$0.2	0.10%	$688.1	$0.2	0.10%	$516.8	$1.6	1.25%
Available-for-Sale Investment Securities
Taxable	5,949.9	22.1	1.49	5,632.9	22.0	1.56	4,033.2	21.2	2.10
Non-Taxable	278.0	1.3	1.80	220.0	0.9	1.74	—	—	—
Total Available-for-Sale Investment Securities	6,227.9	23.4	1.50	5,852.9	22.9	1.57	4,033.2	21.2	2.10
Loans Held for Sale	9.2	0.1	2.46	16.2	0.1	2.00	15.8	0.1	1.70
Loans and Leases(1)
Commercial and industrial	3,026.7	20.4	2.74	3,077.6	22.6	2.93	2,776.2	24.6	3.56
Commercial real estate	3,385.2	24.9	2.98	3,407.2	26.2	3.06	3,433.2	34.6	4.05
Construction	746.8	5.8	3.16	703.1	5.6	3.14	538.5	5.7	4.27
Residential:
Residential mortgage	3,696.1	34.7	3.76	3,679.6	37.1	4.03	3,721.2	37.7	4.05
Home equity line	822.0	5.7	2.80	856.8	6.1	2.81	887.4	7.7	3.50
Consumer	1,323.7	17.7	5.43	1,394.5	19.0	5.43	1,611.7	23.0	5.75
Lease financing	241.8	1.8	3.02	248.2	1.8	2.89	223.2	1.6	2.85
Total Loans and Leases	13,242.3	111.0	3.39	13,367.0	118.4	3.53	13,191.4	134.9	4.11
Other Earning Assets	58.0	0.3	1.79	53.7	0.4	3.26	57.0	0.7	5.30
Total Earning Assets(2)	20,476.1	135.0	2.66	19,977.9	142.0	2.83	17,814.2	158.5	3.57
Cash and Due from Banks	294.0			289.2			327.4
Other Assets	2,174.6			2,200.9			2,171.7
Total Assets	$22,944.7			$22,468.0			$20,313.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,975.1	$0.6	0.04%	$5,786.4	$0.5	0.03%	5,090.4	$3.3	0.26%
Money Market	3,530.0	0.4	0.05	3,440.9	0.4	0.05	3,064.8	4.6	0.61
Time	2,288.5	3.0	0.53	2,461.3	4.2	0.67	2,534.7	7.7	1.23
Total Interest-Bearing Deposits	11,793.6	4.0	0.14	11,688.6	5.1	0.17	10,689.9	15.6	0.59
Short-Term Borrowings	—	—	—	—	—	—	401.7	2.8	2.88
Long-Term Borrowings	200.0	1.4	2.76	200.0	1.4	2.77	200.0	1.4	2.77
Total Interest-Bearing Liabilities	11,993.6	5.4	0.18	11,888.6	6.5	0.22	11,291.6	19.8	0.71
Net Interest Income		$129.6			$135.5			$138.7
Interest Rate Spread			2.48%			2.61%			2.86%
Net Interest Margin			2.55%			2.71%			3.12%
Noninterest-Bearing Demand Deposits	7,709.5			7,332.2			5,853.4
Other Liabilities	513.9			514.9			507.5
Stockholders' Equity	2,727.7			2,732.3			2,660.8
Total Liabilities and Stockholders' Equity	$22,944.7			$22,468.0			$20,313.3

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.4 million, $0.3 million and nil for the three months ended March 31, 2021, December 31, 2020 and March 31, 2020, respectively.

Analysis of Change in Net Interest Income			Table 5
	Three Months Ended March 31, 2021
	Compared to December 31, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Available-for-Sale Investment Securities
Taxable	$1.2	$(1.1)	$0.1
Non-Taxable	0.3	0.1	0.4
Total Available-for-Sale Investment Securities	1.5	(1.0)	0.5
Loans and Leases
Commercial and industrial	(0.5)	(1.7)	(2.2)
Commercial real estate	(0.2)	(1.1)	(1.3)
Construction	0.2	—	0.2
Residential:
Residential mortgage	0.2	(2.6)	(2.4)
Home equity line	(0.4)	—	(0.4)
Consumer	(1.3)	—	(1.3)
Lease financing	(0.1)	0.1	—
Total Loans and Leases	(2.1)	(5.3)	(7.4)
Other Earning Assets	0.1	(0.2)	(0.1)
Total Change in Interest Income	(0.5)	(6.5)	(7.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.1	0.1
Time	(0.3)	(0.9)	(1.2)
Total Interest-Bearing Deposits	(0.3)	(0.8)	(1.1)
Total Change in Interest Expense	(0.3)	(0.8)	(1.1)
Change in Net Interest Income	$(0.2)	$(5.7)	$(5.9)

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended March 31, 2021
	Compared to March 31, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.7	$(2.1)	$(1.4)
Available-for-Sale Investment Securities
Taxable	8.2	(7.3)	0.9
Non-Taxable	1.3	—	1.3
Total Available-for-Sale Investment Securities	9.5	(7.3)	2.2
Loans and Leases
Commercial and industrial	2.0	(6.2)	(4.2)
Commercial real estate	(0.5)	(9.2)	(9.7)
Construction	1.8	(1.7)	0.1
Residential:
Residential mortgage	(0.3)	(2.7)	(3.0)
Home equity line	(0.5)	(1.5)	(2.0)
Consumer	(4.0)	(1.3)	(5.3)
Lease financing	0.1	0.1	0.2
Total Loans and Leases	(1.4)	(22.5)	(23.9)
Other Earning Assets	0.1	(0.5)	(0.4)
Total Change in Interest Income	8.9	(32.4)	(23.5)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.5	(3.2)	(2.7)
Money Market	0.6	(4.8)	(4.2)
Time	(0.7)	(4.0)	(4.7)
Total Interest-Bearing Deposits	0.4	(12.0)	(11.6)
Short-Term Borrowings	(1.4)	(1.4)	(2.8)
Total Change in Interest Expense	(1.0)	(13.4)	(14.4)
Change in Net Interest Income	$9.9	$(19.0)	$(9.1)

Loans and Leases			Table 7
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$1,962,672	$2,218,266	$3,025,345
Paycheck Protection Program loans	1,158,764	801,241	—
Total commercial and industrial	3,121,436	3,019,507	3,025,345
Commercial real estate	3,396,233	3,392,676	3,413,014
Construction	739,271	735,819	572,062
Residential:
Residential mortgage	3,715,676	3,690,218	3,673,455
Home equity line	805,746	841,624	891,698
Total residential	4,521,422	4,531,842	4,565,153
Consumer	1,283,779	1,353,842	1,568,073
Lease financing	238,148	245,411	236,623
Total loans and leases	$13,300,289	$13,279,097	$13,380,270

Deposits			Table 8
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Demand	$8,175,075	$7,522,114	$5,745,539
Savings	6,141,161	6,020,075	5,213,471
Money Market	3,642,604	3,337,236	3,148,694
Time	2,174,841	2,348,298	2,912,298
Total Deposits	$20,133,681	$19,227,723	$17,020,002

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 9
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$593	$518	$32
Commercial real estate	937	80	—
Construction	579	2,043	2,422
Total Commercial Loans	2,109	2,641	2,454
Residential Loans:
Residential mortgage	6,999	6,441	4,472
Total Residential Loans	6,999	6,441	4,472
Total Non-Accrual Loans and Leases	9,108	9,082	6,926
Other Real Estate Owned	—	—	238
Total Non-Performing Assets	$9,108	$9,082	$7,164

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$1,365	$2,108	$4,007
Commercial real estate	1,054	882	757
Construction	89	93	148
Total Commercial Loans	2,508	3,083	4,912
Residential Loans:
Residential mortgage	—	—	82
Home equity line	4,975	4,818	2,566
Total Residential Loans	4,975	4,818	2,648
Consumer	2,024	3,266	3,353
Total Accruing Loans and Leases Past Due 90 Days or More	$9,507	$11,167	$10,913

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$39,831	$16,684	$17,823
Total Loans and Leases	$13,300,289	$13,279,097	$13,380,270

Allowance for Credit Losses			Table 10
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Balance at Beginning of Period	$208,454	$195,876	$130,530
Adjustment to Adopt ASC Topic 326	—	—	770
After Adoption of ASC Topic 326	208,454	195,876	131,300
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(963)	(799)	(201)
Commercial real estate	(66)	(30)	—
Total Commercial Loans	(1,029)	(829)	(201)
Residential Loans:
Residential mortgage	(98)	—	—
Home equity line	—	(46)	(8)
Total Residential Loans	(98)	(46)	(8)
Consumer	(6,541)	(7,049)	(8,597)
Total Loans and Leases Charged-Off	(7,668)	(7,924)	(8,806)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	215	2,986	220
Commercial real estate	3	615	—
Construction	166	30	110
Total Commercial Loans	384	3,631	330
Residential Loans:
Residential mortgage	17	37	135
Home equity line	24	21	122
Total Residential Loans	41	58	257
Consumer	2,655	2,812	2,083
Total Recoveries on Loans and Leases Previously Charged-Off	3,080	6,501	2,670
Net Loans and Leases Charged-Off	(4,588)	(1,423)	(6,136)
Provision for Credit Losses - Loans and Leases	(3,500)	14,001	40,849
Balance at End of Period	$200,366	$208,454	$166,013
Average Loans and Leases Outstanding	$13,242,270	$13,366,980	$13,191,426
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.14%	0.04%	0.19%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.51%	1.57%	1.24%

(1)	Annualized for the three months ended March 31, 2021, December 31, 2020 and March 31, 2020.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 11
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$495,898	$781,914	$315,190	$152,290	$51,136	$218,781	$785,046	$27,922	$2,828,177
Special Mention	—	17,608	10,957	19,751	1,930	5,373	66,867	607	123,093
Substandard	—	23,098	2,808	16,913	584	12,048	28,361	1,367	85,179
Other (1)	3,252	9,848	11,793	7,889	4,362	1,496	46,347	—	84,987
Total Commercial and Industrial	499,150	832,468	340,748	196,843	58,012	237,698	926,621	29,896	3,121,436

Commercial Real Estate
Risk rating:
Pass	41,958	346,445	613,930	556,954	454,433	1,104,669	51,280	8	3,169,677
Special Mention	—	1,491	58,763	14,518	33,401	64,971	—	—	173,144
Substandard	—	346	—	14,751	3,740	26,082	8,004	—	52,923
Other (1)	—	—	—	—	—	489	—	—	489
Total Commercial Real Estate	41,958	348,282	672,693	586,223	491,574	1,196,211	59,284	8	3,396,233

Construction
Risk rating:
Pass	32,201	73,512	260,522	162,052	58,537	63,624	24,043	—	674,491
Special Mention	—	—	507	706	4,429	9,172	—	—	14,814
Substandard	—	—	—	536	—	1,478	—	—	2,014
Other (1)	5,410	16,755	9,924	7,588	3,655	4,040	580	—	47,952
Total Construction	37,611	90,267	270,953	170,882	66,621	78,314	24,623	—	739,271

Lease Financing
Risk rating:
Pass	6,487	73,461	58,375	12,521	16,410	60,734	—	—	227,988
Special Mention	566	334	843	286	1,223	599	—	—	3,851
Substandard	—	2,714	1,673	293	1,107	522	—	—	6,309
Total Lease Financing	7,053	76,509	60,891	13,100	18,740	61,855	—	—	238,148

Total Commercial Lending	$585,772	$1,347,526	$1,345,285	$967,048	$634,947	$1,574,078	$1,010,528	$29,904	$7,495,088

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$269,847	$698,143	$355,459	$261,304	$320,423	$1,031,922	$—	$—	$2,937,098
680 - 739	32,425	83,210	51,384	41,764	48,039	168,279	—	—	425,101
620 - 679	4,220	15,727	7,626	11,214	9,310	49,018	—	—	97,115
550 - 619	—	—	1,945	2,810	2,906	14,044	—	—	21,705
Less than 550	—	—	854	602	2,914	2,673	—	—	7,043
No Score (3)	4,599	12,498	17,761	21,197	19,972	55,404	—	—	131,431
Other (2)	5,767	20,213	13,584	13,754	20,607	21,516	580	162	96,183
Total Residential Mortgage	316,858	829,791	448,613	352,645	424,171	1,342,856	580	162	3,715,676

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	589,662	2,108	591,770
680 - 739	—	—	—	—	—	—	149,384	3,537	152,921
620 - 679	—	—	—	—	—	—	37,325	1,432	38,757
550 - 619	—	—	—	—	—	—	12,870	1,419	14,289
Less than 550	—	—	—	—	—	—	3,641	359	4,000
No Score (3)	—	—	—	—	—	—	4,009	—	4,009
Total Home Equity Line	—	—	—	—	—	—	796,891	8,855	805,746
Total Residential Lending	316,858	829,791	448,613	352,645	424,171	1,342,856	797,471	9,017	4,521,422

Consumer Lending
FICO:
740 and greater	37,038	105,809	109,925	86,146	44,909	22,098	107,725	266	513,916
680 - 739	19,163	79,376	82,058	58,077	31,081	16,370	72,053	774	358,952
620 - 679	6,167	38,079	44,459	30,055	21,453	11,715	33,935	1,213	187,076
550 - 619	337	8,215	18,414	15,800	13,267	8,437	11,582	1,364	77,416
Less than 550	88	2,644	8,907	7,785	5,711	3,445	4,181	719	33,480
No Score (3)	955	354	99	57	99	7	32,161	411	34,143
Other (2)	—	376	1,774	66	2,183	6,748	67,649	—	78,796
Total Consumer Lending	63,748	234,853	265,636	197,986	118,703	68,820	329,286	4,747	1,283,779

Total Loans and Leases	$966,378	$2,412,170	$2,059,534	$1,517,679	$1,177,821	$2,985,754	$2,137,285	$43,668	$13,300,289

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation			Table 12
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2021	2020	2020
Income Statement Data:
Net income	$57,693	$61,739	$38,865
Core net income	$57,693	$65,288	$38,803

Average total stockholders' equity	$2,727,701	$2,732,271	$2,660,811
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$1,732,209	$1,736,779	$1,665,319

Average total assets	$22,944,699	$22,468,040	$20,313,304
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$21,949,207	$21,472,548	$19,317,812

Return on average total stockholders' equity(1)	8.58%	8.99%	5.87%
Core return on average total stockholders' equity (non-GAAP)(1)	8.58%	9.51%	5.87%
Return on average tangible stockholders' equity (non-GAAP)(1)	13.51%	14.14%	9.39%
Core return on average tangible stockholders' equity (non-GAAP)(1)	13.51%	14.95%	9.37%

Return on average total assets(1)	1.02%	1.09%	0.77%
Core return on average total assets (non-GAAP)(1)	1.02%	1.16%	0.77%
Return on average tangible assets (non-GAAP)(1)	1.07%	1.14%	0.81%
Core return on average tangible assets (non-GAAP)(1)	1.07%	1.21%	0.81%

	As of	As of	As of
	March 31,	December 31,	March 31,
	2021	2020	2020
Balance Sheet Data:
Total stockholders' equity	$2,683,630	$2,744,104	$2,664,685
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,688,138	$1,748,612	$1,669,193

Total assets	$23,497,596	$22,662,831	$20,755,891
Less: goodwill	995,492	995,492	995,492
Tangible assets	$22,502,104	$21,667,339	$19,760,399

Shares outstanding	129,749,890	129,912,272	129,827,968

Total stockholders' equity to total assets	11.42%	12.11%	12.84%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.50%	8.07%	8.45%

Book value per share	$20.68	$21.12	$20.52
Tangible book value per share (non-GAAP)	$13.01	$13.46	$12.86

(1)	Annualized for the three months ended March 31, 2021, December 31, 2020 and March 31, 2020.

GAAP to Non-GAAP Reconciliation			Table 13
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2021	2020	2020
Net interest income	$129,158	$135,227	$138,683
Core net interest income (non-GAAP)	$129,158	$135,227	$138,683

Noninterest income	$43,868	$53,598	$49,228
Losses (gains) on sale of securities	—	12	(85)
Costs associated with the sale of stock(1)	—	4,828	—
Core noninterest income (non-GAAP)	$43,868	$58,438	$49,143

Noninterest expense	$96,306	$88,127	$96,466
Core noninterest expense (non-GAAP)	$96,306	$88,127	$96,466

Net income	$57,693	$61,739	$38,865
Losses (gains) on sale of securities	—	12	(85)
Costs associated with the sale of stock(1)	—	4,828	—
Tax adjustments(2)	—	(1,291)	23
Total core adjustments	—	3,549	(62)
Core net income (non-GAAP)	$57,693	$65,288	$38,803

Basic earnings per share	$0.44	$0.48	$0.30
Diluted earnings per share	$0.44	$0.47	$0.30
Efficiency ratio	55.53%	46.59%	51.33%

Core basic earnings per share (non-GAAP)	$0.44	$0.50	$0.30
Core diluted earnings per share (non-GAAP)	$0.44	$0.50	$0.30
Core efficiency ratio (non-GAAP)	55.53%	45.43%	51.35%

(1)	Costs associated with the sale of stock for the three months ended December 31, 2020 related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted shares sold in 2016.
(2)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.